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                                                                   EXHIBIT 23(d)

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We consent to the incorporation by reference in this Registration Statement on Form S-3 (File No. 63963) of our report dated February 1, 1995, on our audits of the combined financial statements of T.R. McClure and Company, Inc. and Related Companies. We also consent to the reference to our firm under the caption "Experts."

                                             /s/  MORTENSON & ASSOCIATES, P.C.

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                                              Mortenson and Associates, P.C.
                                               Formerly La Vecchia & Zarro

Nutley, New Jersey
January 2, 1996